UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549
                                 ___________

                                   FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 26, 1996

                               APACHE GROUP, INC.

             (Exact name of Registrant as specified in its charter)

         Florida                                           65-023-2181
-------------------------------                       -----------------------
(State or other jurisdiction of                           (IRS Employer
incorporation or organization)                          Identification No.)

                                   33-43417-A
                               ------------------
                            (Commission File Number)

3025 N.E. 188th Street
North Miami Beach Florida                                     33180
------------------------------                             ------------
(Address of principal executive                             (Zip Code)
offices)


       Registrant's telephone number, including area code: (305) 933-3678
                                                           --------------














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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Friedman, Cohen, Taubman & Company was dismissed as APACHE GROUP, INC.'s (the "Company") certified public accountants responsible for auditing the Company's financial statements, effective immediately. Friedman, Cohen, Taubman &
Company's reports for the last two years contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles, and during such two year period and the subsequent interim period since then, there have been no disagreements with Friedman, Cohen, Taubman & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Friedman, would have caused it to make reference to the subject matter of the disagreement, in connection with Friedman, Cohen, Taubman & Company its reports. The decision to dismiss Friedman, Cohen, Taubman & Company was approved by the Board of Directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 APACHE GROUP, INC.

Dated: February 13, 1997


By  /s/ Mark Osheroff
   ------------------------

Mark Osheroff
Chief Executive Officer